TRANSAMERICA SERIES TRUST

Transamerica International Moderate Growth VP

Supplement Dated May 2, 2016 to the Summary Prospectus Dated May 1, 2016

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Effective on or about July 1, 2016, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) with respect to Transamerica International Moderate Growth VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with J.P. Morgan Investment Management Inc. with respect to the portfolio. In connection with the change in sub-adviser, the portfolio’s principal investment strategies and principal risks will change. The portfolio will also have a new management fee schedule. The portfolio’s investment manager, TAM, investment objective and benchmark indexes will remain the same.

Until July 1, 2016, the following information supplements and supersedes any contrary information contained in the Summary Prospectus dated May 1, 2016 concerning the portfolio:

PRINCIPAL INVESTMENT STRATEGIES:

Until July 1, 2016, the “Principal Investment Strategies” section of the Summary Prospectus relating to the portfolio is restated in its entirety as follows:

The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets in a broad mix of underlying Transamerica funds (“underlying portfolios”).

Under normal circumstances, the portfolio expects to allocate its investments in underlying portfolios with the goal of achieving targeted exposure over time of approximately 65% of its net assets in equity securities of issuers in international developed markets; approximately 30% of its net assets in bonds issued by U.S. issuers; and approximately 5% of its net assets in equity and fixed-income securities of issuers in emerging markets and in fixed-income securities of issuers in international developed markets. These percentages may vary.

The portfolio and the investment process described below are subject to volatility constraints. Based on these constraints and the level of and change in the volatility of the equity markets, the sub-adviser may increase its international developed markets equity exposure to approximately 90% of the portfolio’s net assets or decrease its international developed markets equity exposure to approximately 30% of net assets, and may increase fixed income exposure to approximately 70% of net or may decrease fixed income exposure to approximately 10% of net assets. Under these constraints, the portfolio’s maximum amount of equity exposure is based, in part, on the level of and changes in equity market volatility. Notwithstanding the maximum equity exposure permitted under the volatility constraints, the sub-adviser may elect to allocate fewer assets to international developed markets equities and more assets to fixed income when it believes it is advisable to do so. The constraints may result in the portfolio not achieving its stated asset mix goal.

In managing the portfolio, the sub-adviser uses a combination of a global “top down” analysis and a “bottom up” fundamental analysis. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various factors that affect the movement of markets and securities prices worldwide. In its “bottom up” analysis of underlying portfolios, the sub-adviser considers various fundamental and other factors, such as performance, manager experience, size of portfolio, and the portfolio’s investment parameters. In addition, in allocating portfolio assets among underlying portfolios, the sub-adviser considers the risk profile of the underlying portfolios in light of the portfolio’s asset allocation targets and investment objective. These analyses inform the sub-adviser’s allocation of portfolio assets among asset classes and underlying portfolios.

Exposure to high yield bonds (commonly known as “junk bonds”) generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio (not the sub-adviser of the portfolio) decides which securities to purchase and sell for that underlying portfolio. The portfolio’s exposure to the risks associated with the underlying portfolios will vary, sometimes significantly, depending on, among other things, the changes that the underlying portfolios make to their investments from time to time. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio will often have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios.

The portfolio expects to routinely use equity-related derivative instruments (primarily exchange-traded equity index futures) as a means to manage (increase or decrease) equity exposure for purposes of complying with the volatility constraints, without having to purchase or sell shares of underlying portfolios to do so. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure in accordance with the volatility constraints by shorting or selling long futures positions on an equity index.

In addition, the portfolio uses equity or fixed income related derivative instruments (primarily exchange-traded equity index futures or U.S. Treasury futures) from time to time to try to attain desired risk profiles (for example, in an effort to manage or limit certain existing risks or exposures or in an effort to gain or create certain desired risks or exposures), or in an effort to increase the portfolio’s return as a non-hedging strategy that may be considered speculative.

The portfolio may use currency futures in response to currency related risks and exposures in the portfolio’s investments. These currency positions (or portions thereof) may be used to manage (increase or decrease) currency exposures or in an effort to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. The portfolio’s currency derivatives positions could be significant at times, and could have a considerable impact on the portfolio’s performance.

The portfolio could utilize other types of derivatives or could use derivatives for purposes in addition to those described above. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

PRINCIPAL RISKS:

Until July 1, 2016, the “Principal Risks” section of the Summary Prospectus relating to the portfolio is restated to exclude “Risk Management Framework” risk and to include the following additional principal risk. All other principal risks described in the Summary Prospectus continue to apply.

Volatility Constraints – The portfolio is subject to volatility constraints. Under these constraints, the maximum amount of exposure to the equities of the portfolio is based, in part, on the level of volatility of and changes in the equity markets. The constraints are intended to improve absolute and risk-adjusted returns but may not work as intended. The constraints may result in the portfolio not achieving its stated asset mix goal. The constraints are based on algorithms. If the algorithms prove to be incorrect or incomplete, any decisions made in reliance thereon expose the portfolio to additional risks. The use of algorithms has inherent risks, and the success of relying on or otherwise using an algorithm depends, among other things, on the validity, accuracy and completeness of the algorithm’s development, implementation and maintenance; on the algorithm’s assumptions and methodologies; and on the accuracy and reliability of the supplied data. Because market conditions change, sometimes rapidly and unpredictably, the success of the constraints also will be subject to the sub-adviser’s ability to implement the constraints in a timely and efficient manner. The constraints may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level, and may result in substantial losses if they do not work as intended. The constraints also serve to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The constraints also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to volatility constraints. The use of derivatives in connection with the volatility constraints may expose the portfolio to different and potentially greater risks than if it had only invested directly in underlying portfolios.

MANAGEMENT:

Until July 1, 2016, the “Management” section of the Summary Prospectus relating to the portfolio is restated in its entirety as follows:

Investment Manager: Transamerica Asset Management, Inc.

Sub-Adviser: Aegon USA Investment Management, LLC

Portfolio Managers:

Todd R. Porter, CFA
Lead Portfolio Manager of the portfolio	since 2012
Portfolio Construction Consultant of the portfolio	from 2002 – 2005
Portfolio Manager of the portfolio	from 2005 – 2006 with Morningstar Associates, LLC
Maciej J. Kowara, CFA
Portfolio Manager	since 2012
Member of the portfolio Management team of the portfolio	from 2005-2010 with Morningstar Associates, LLC

MANAGEMENT FEES:

Until July 1, 2016, TAM will receive compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $10 billion	0.12%
In excess of $10 billion	0.11%

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Investors Should Retain this Supplement for Future Reference

May 2, 2016